UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2025

Galaxy Digital Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42655	87-0836313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Vesey Street New York, NY	10282
(Address of principal executive offices)	(Zip Code)
(212) 390-9216
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	GLXY	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed by Galaxy Digital Inc. (“Galaxy” or the “Company”) on a Current Report on Form 8-K filed on August 11, 2025, the Company announced that Andrew Siegel, the Company’s General Counsel, will be leaving the Company effective September 12, 2025 to assume a public policy role. Subsequent to that announcement, Mr. Siegel entered into a Separation Agreement with the Company, dated as of August 28, 2025 (the “Separation Agreement”), that provides for the terms relating to Mr. Siegel’s separation from Galaxy.
Pursuant to the Separation Agreement, Mr. Siegel will remain employed by Galaxy through September 12, 2025 (the “Separation Date”) and will provide transition services to the Company during that period. As of the Separation Date and contingent upon the execution and nonrevocation of a release of claims, Mr. Siegel will be entitled to a lump sum cash payment of $300,000 and accelerated vesting of all of his restricted share units and options granted pursuant to the Amended and Restated Galaxy Digital Inc. Long Term Incentive Plan and settled in accordance with the applicable award agreement. The Separation Agreement also provides that Mr. Siegel agrees to continue to be subject to certain covenants, including confidentiality, non-disparagement and cooperation.
The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is filed as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

10.1	Separation Agreement, dated August 28, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALAXY DIGITAL INC.

Date: August 29, 2025	By:	/s/ Anthony Paquette
Anthony Paquette
Chief Financial Officer